EXHIBIT 10.26

Amendment No. 6

To the

Master Procurement Agreement

Between

Arbinet-thexchange, Inc. and Tekelec

This Amendment No. 6 is effective as of this 2lst day of December, 2005 (“Amendment No. 6 Effective Date”), between Arbinet-thexchange, Inc., a Delaware corporation, having an office at 460 Herndon Parkway, Herndon, VA 10004 (“Customer”) and Tekelec, a California corporation, having an office at 3605 East Plano Parkway, Plano, Texas 75074 (“Tekelec”). All capitalized terms set out below shall have the meaning set forth for such terms in the Agreement.

WHEREAS, Customer and Tekelec entered into a Master Procurement Agreement dated March 7, 2003, as amended by Amendments 1 through 5; and

WHEREAS, Customer and Tekelec now wish to further amend the Agreement to, among other things, extend the term of the Volume Commitment for 2005 established in Amendment No.2.

NOW, THEREFORE, in consideration of the mutual promises and undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Customer and Tekelec hereby agree to extend the date by which Customer may satisfy the annual Volume Commitment for 2005 from December 31, 2005 to March 3, 2006 (“Extended Date”).

2.	This Amendment, together with the Agreement, contains Tekelec’s and Customer’s entire understanding with respect to the subject matter herein and supersedes all prior agreements and understandings, written or otherwise between Tekelec and Customer with respect thereto. Except as expressly modified in this Amendment, all terms and conditions of the Agreement and currently effective amendments remain in full force and effect.

IN WITNESS WHEREOF, Customer and Tekelec have caused this Amendment No. 6 to be signed by their duly authorized representatives as of the date first set forth above.

Arbinet-thexchange, Inc.	Tekelec

/s/ Peter P. Sach	/s/ Lori G. Craven
Signature	Signature

Peter P. Sach	LORI CRAVEN
Typed or Printed Name	Typed or Printed Name

CIO & SVP Operations	EVP
Title	Title

Confidential Information